SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  July 14, 1995


                  MODINE MANUFACTURING COMPANY
- --------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                   1-1373                 39-0482000
- ----------------------        -------------          ---------------------
   (State or other            (Commission            (I.R.S. Employer
   jurisdiction of            File Number)           Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin                       53403
- ------------------------------------------           ---------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including
area code:                                              (414) 636-1200
                                                     ---------------------

                         NOT APPLICABLE
- --------------------------------------------------------------------------
    (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.







                       Page 1 of 5 pages
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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On July 14, 1995, Modine Manufacturing Company ("Modine"), through its wholly-owned subsidiary Modi, Inc., acquired the Signet Systems Division ("Signet") of The Equion Corporation and certain liabilities relating thereto, pursuant to an Asset Purchase Agreement effective as of July 31, 1995.

     The cash purchase from The Equion Corporation was valued at approximately $54 million. The Company also assumed certain liabilities as part of the acquisition.

     A total of 418 Signet employees are located at its main plant in Harrodsburg, Kentucky; at a recently acquired operation in Goch, Germany; and at a sales and engineering office in Detroit, Michigan. Signet is a full-service supplier of climate-control systems and components to the automotive, truck, and off-highway vehicle markets both in North America and Europe.

     Modine announced a letter of intent for the acquisition on April 24 and signed a definitive agreement on June 2.

     The purchase price was financed with available cash, a portion of a new $25.0 million revolving credit facility through ABN-AMRO bank, and $5.0 million in promissory notes with the Seller.

     Modine intends to continue to use the plant, machinery and equipment, and other assets acquired for the manufacture of air conditioning systems and components.

     A copy of the Asset Purchase Agreement was not available at the time of filing; a copy of the news release announcing the closing of the purchase is filed as Exhibit 20 to this Report.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Financial statements of business acquired.
          -----------------------------------------

          It is anticipated that audited financial statements for the most recent fiscal year and unaudited financial statements for the interim periods specified in Rules 3-01 and 3-02 of Regulation S-X will be filed, if required, not later than 60 days after the date this Report on Form 8-K must be filed.

     (b)  Pro forma financial information.
          -------------------------------

          It is anticipated that pro forma financial statements for the periods specified in Rules 11-01 and 11-02 of Regulation S-X will be filed, if required, not later than 60 days after the date this Report on Form 8-K must be filed.

     (c)  Exhibits.
          --------

     Reference Number
     per Item 601 of
     Regulation S-K                                                Page
     ----------------                                              ----

           1             Not applicable.

          *2             Asset Purchase Agreement effective
                         as of July 31, 1995.

           4             Rights Agreement dated as of
                         October 16, 1986 between the
                         Registrant and First Chicago
                         Trust Company of New York
                         [formerly the First National
                         Bank of Chicago] (Rights
                         Agent) (filed by reference to
                         the Exhibit contained in the
                         Registrant's Annual Report on
                         Form 10-K for the fiscal year
                         ended March 31, 1992).

           4(a)          Amendment Number 1 to Rights
                         Agreement dated as of January 18,
                         1995 between the Registrant and
                         First Chicago Trust Company of
                         New York (Rights Agent).

           4(b)          Amendment Number 2 to Rights
                         Agreement dated as of January 18,
                         1995 between the Registrant and
                         First Chicago Trust Company of
                         New York (Rights Agent).

                         Note:  The amount of long-term debt
                         authorized under any instrument
                         defining the rights of holders of
                         long-term debt of the Registrant,
                         other than as noted above, does not
                         exceed ten percent of the total
                         assets of the Registrant and its
                         subsidiaries on a consolidated basis.
                         Therefore, no such instruments are
                         required to be filed as exhibits to
                         this Form 8-K. The Registrant agrees
                         to furnish copies of such instruments
                         to the Commission upon request.

          16             Not applicable.

          17             Not applicable.

        **20             News Release of Modine                      5
                         Manufacturing Company dated
                         July 17, 1995.

     Reference Number
     per Item 601 of
     Regulation S-K                                                Page
     ----------------                                              ----

          23             Not applicable.

          24             Not applicable.

          27             Not applicable.

          99             Not applicable.

 *Not presently available.
**Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 31, 1995.

                              MODINE MANUFACTURING COMPANY


                              By:  D. R. JOHNSON
                                  --------------------------------
                                   D. R. Johnson, Executive
                                   Vice President - Operations


                              By:  W. E. PAVLICK
                                  --------------------------------
                                   W. E. Pavlick, Senior Vice
                                   President, General Counsel,
                                   and Secretary